Text of Stock Certificate for:
The American Funds Tax-Exempt Series I - The Tax-Exempt Fund of Maryland
[FRONT]
Number [Space]            [Picture of Oriole]             Number [Space]
THE AMERICAN FUNDS TAX-EXEMPT SERIES I
A MASSACHUSETTS BUSINESS TRUST
THE TAX-EXEMPT FUND OF MARYLAND
The certifies that (space for registered owner) is the owner of (space for number of shares)
*SEE REVERSE FOR CERTAIN ABBREVIATIONS CUSIP 02630C107 fully paid Shares of Beneficial Interest in The Tax-Exempt Fund of Maryland, without par value, transferable on the books of the Trust by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness, the facsimile signatures of duly authorized officers of the Trust.
                                                                        Dated:
/s/ Howard L. Kitzmiller   /s/ Harry J. Lister
Vice President and Secretary   President
Countersigned
AMERICAN FUNDS SERVICE COMPANY
BY [SPACE FOR SIGNATURE] TRANSFER AGENT
AUTHORIZED SIGNATURE
[BACK OF CERTIFICATE]
EXPLANATION OF ABBREVIATIONS
*The following abbreviations, when used in the registration on the face of this certificate, shall have the meanings assigned below:
ADM - Administratix
 Administrator
COM PROP - Community Property
CUST - Custodian
DTD - Dated
EST - Estate
          Of estate of
ET AL - (and) Others
EXEC - Executor
             Executrix
FBO - For the benefit of
GDN - Guardian
JT TEN - Joint tenants with right of survivorship
LIFE TEN - Life tenant
TR - Trust
TEN COM - Tenants in common
TEN ENT - Tenants by the entireties
TTEE - Trustee
U/A - Under Agreement
UGMA/(State) - Gift to minors act in effect in the state indicated
UTMA/(State) - Transfers to minors act in effect in the state indicated
U/W - Last will and testament,
           Under last will and testament of
           Of will of
           Under the will of
           Of the will of
Note: Abbreviations refer where appropriate to the singular or plural, male or female. Other abbreviations may also be used, including U.S. Post Office Department two-letter state abbreviations.
NOTE: AS STATED IN THE FUND'S DECLARATION OF TRUST, THIS CERTIFICATE REPRESENTING SHARES OF BENEFICIAL INTEREST OF THE TRUST MAY BE REDEEMED WITHOUT THE CONSENT OR APPROVAL OF THE SHAREHOLDER FOR THE THEN CURRENT NET ASSET VALUE PER SHARE IF AT SUCH TIME THE SHAREHOLDER OWNS OF RECORD SHARES HAVING AN AGGREGATE NET ASSET VALUE OF LESS THAN THE MINIMUM INITIAL INVESTMENT AMOUNT.
REQUIREMENTS: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. SIGNATURE(S) MUST BE GUARANTEED BY A BANK, SAVINGS ASSOCIATION, CREDIT UNION, OR MEMBER FIRM OF A DOMESTIC STOCK EXCHANGE OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. THAT IS AN ELIGIBLE GUARANTOR INSTITUTION. YOU SHOULD VERIFY WITH THE INSTITUTION THAT IT IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.
 For value received, the undersigned hereby sell, assign, and transfer [space] shares of beneficial interest represented by this certificate to : [space] PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE and do hereby irrevocably constitute and appoint [space] attorney to transfer the said shares on the books of the trust with full power of substitution.
Dated: [space]
 [space] Owner
 [space] Signature of Co-owner, if any
IMPORTANT: BEFORE SIGNING, PLEASE READ AND COMPLY WITH REQUIREMENTS PRINTED
ABOVE.
Signature(s) guaranteed by: [space]
24-TEFMD-032593
Text of Stock Certificate for:
The American Funds Tax-Exempt Series I - The Tax-Exempt Fund of Virgnia
[FRONT]
Number [Space]            [Picture of Oriole]             Number [Space]
THE AMERICAN FUNDS TAX-EXEMPT SERIES I
A MASSACHUSETTS BUSINESS TRUST
THE TAX-EXEMPT FUND OF VIRGINIA
The certifies that (space for registered owner) is the owner of (space for number of shares)
*SEE REVERSE FOR CERTAIN ABBREVIATIONS CUSIP 02630C206 fully paid Shares of Beneficial Interest in The Tax-Exempt Fund of Virginia, without par value, transferable on the books of the Trust by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness, the facsimile signatures of duly authorized officers of the Trust.
                                                                        Dated:
/s/ Howard L. Kitzmiller   /s/ Harry J. Lister
Vice President and Secretary   President
Countersigned
AMERICAN FUNDS SERVICE COMPANY
BY [SPACE FOR SIGNATURE] TRANSFER AGENT
AUTHORIZED SIGNATURE
[BACK OF CERTIFICATE]
EXPLANATION OF ABBREVIATIONS
*The following abbreviations, when used in the registration on the face of this certificate, shall have the meanings assigned below:
ADM - Administratix
 Administrator
COM PROP - Community Property
CUST - Custodian
DTD - Dated
EST - Estate
          Of estate of
ET AL - (and) Others
EXEC - Executor
             Executrix
FBO - For the benefit of
GDN - Guardian
JT TEN - Joint tenants with right of survivorship
LIFE TEN - Life tenant
TR - Trust
TEN COM - Tenants in common
TEN ENT - Tenants by the entireties
TTEE - Trustee
U/A - Under Agreement
UGMA/(State) - Gift to minors act in effect in the state indicated
UTMA/(State) - Transfers to minors act in effect in the state indicated
U/W - Last will and testament,
           Under last will and testament of
           Of will of
           Under the will of
           Of the will of
Note: Abbreviations refer where appropriate to the singular or plural, male or female. Other abbreviations may also be used, including U.S. Post Office Department two-letter state abbreviations.
NOTE: AS STATED IN THE FUND'S DECLARATION OF TRUST, THIS CERTIFICATE REPRESENTING SHARES OF BENEFICIAL INTEREST OF THE TRUST MAY BE REDEEMED WITHOUT THE CONSENT OR APPROVAL OF THE SHAREHOLDER FOR THE THEN CURRENT NET ASSET VALUE PER SHARE IF AT SUCH TIME THE SHAREHOLDER OWNS OF RECORD SHARES HAVING AN AGGREGATE NET ASSET VALUE OF LESS THAN THE MINIMUM INITIAL INVESTMENT AMOUNT.
REQUIREMENTS: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. SIGNATURE(S) MUST BE GUARANTEED BY A BANK, SAVINGS ASSOCIATION, CREDIT UNION, OR MEMBER FIRM OF A DOMESTIC STOCK EXCHANGE OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. THAT IS AN ELIGIBLE GUARANTOR INSTITUTION. YOU SHOULD VERIFY WITH THE INSTITUTION THAT IT IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.
 For value received, the undersigned hereby sell, assign, and transfer [space] shares of beneficial interest represented by this certificate to : [space] PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE and do hereby irrevocably constitute and appoint [space] attorney to transfer the said shares on the books of the trust with full power of substitution.
Dated: [space]
 [space] Owner
 [space] Signature of Co-owner, if any
IMPORTANT: BEFORE SIGNING, PLEASE READ AND COMPLY WITH REQUIREMENTS PRINTED
ABOVE.
Signature(s) guaranteed by: [space]
24-TEFVA-032593